EXHIBIT 10.41

                                       TO

                       REGISTRATION STATEMENT ON FORM SB-2



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   LETTER AGREEMENT CONCERNING USE OF PROCEEDS WITH BDM CONSTRUCTION CO., INC.

September 19, 1996

Rick McClish
BDM Construction Company, Inc.
835 Piner Road Suite D
Santa Rosa, CA 95402-3847


VIA FAX:  707-526-4980

Dear Rick:

Savings  Bank  of  Mendocino   County  has  agreed  to  the  following  plan  of
distribution and use of the first funds received from our proposed direct public offering.

The list below shows, in order of priority, our proposed use of funds for the first $2,500,000 of the proposed $4,000,000 direct public offering.

          1)   Cost of offering (estimated)                       $  300,000

          2)   Working Capital                                       300,000

          3)   Completion of deferred building construction          600,000

          4)   Short term debt - BDM note                            500,000

          5)   Short term debt - West America Bank                   400,000

          6)   Short term debt - BDM note                            400,000
                                                                  ----------

                                                                  $2,500,000

The Savings Bank has asked that you signify your understanding of and agreement with our intentions by signing at the bottom of this letter. After signing, please fax this letter back to me as soon as possible. This should complete the final requirement for our loan package with the bank.

Sincerely,                                     BDM Construction Company, Inc.

/s/ Norman Franks                                  /s/ Rick McClish
    Norman Franks                              by:     Rick McClish
    CFO, Vice President


EXHIBIT 10.41